UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2023
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.25% Senior Notes due 2069	UZD	New York Stock Exchange
5.50% Senior Notes due 2070	UZE	New York Stock Exchange
5.50% Senior Notes due 2070	UZF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of United States Cellular Corporation (UScellular) on May 16, 2023, the following number of votes were cast for the matters indicated. The following voting results are final.

1.Election of Directors.

The following directors received the following votes and were elected:

a. For the election of four Directors of UScellular by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
Harry J. Harczak, Jr.	42,923,042	6,879,877	499,926
Gregory P. Josefowicz	44,988,520	4,814,399	499,926
Cecelia D. Stewart	45,574,369	4,228,550	499,926
Xavier D. Williams	47,361,026	2,441,893	499,926

b. For the election of nine Directors of UScellular by the holder of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
James W. Butman	330,058,770	—	—
LeRoy T. Carlson, Jr.	330,058,770	—	—
Walter C. D. Carlson	330,058,770	—	—
Douglas W. Chambers	330,058,770	—	—
Deirdre C. Drake	330,058,770	—	—
Esteban C. Iriarte	330,058,770	—	—
Michael S. Irizarry	330,058,770	—	—
Laurent C. Therivel	330,058,770	—	—
Vicki L. Villacrez	330,058,770	—	—

2.Proposal to ratify the selection of PricewaterhouseCoopers LLP as our Independent Registered Public Accountants for the year ending December 31, 2023.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
379,706,278	636,313	19,024	—

3.Proposal to approve the UScellular Compensation Plan for Non-Employee Directors, which includes approval of 500,000 UScellular Common Shares for issuance under the plan.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
376,136,922	3,710,233	14,534	499,926

4.Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in UScellular's Proxy Statement dated April 4, 2023 (commonly known as "Say-on-Pay").

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
379,271,017	565,704	24,968	499,926

5.Advisory vote on the frequency of Say-on-Pay votes.

The proposal received the following votes, with the following choice receiving a plurality of the votes: every "1 year":

1 Year	2 Years	3 Years	Abstain	Broker Non-vote
378,129,873	8,417	1,704,717	18,682	499,926

UScellular considered the votes set forth above and other factors, and determined that it will hold future advisory votes on the compensation of our named executive officers on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION

Date:	May 18, 2023	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Executive Vice President, Chief Financial Officer and Treasurer